Exhibit 10.33

2003 LONG-TERM INCENTIVE PLAN

The purpose of the 2003 Long-Term Incentive Plan (this “Plan”) is to provide designated (i) employees of BioHorizons Implant Systems, Inc. (the “Company”) or any of the Company’s Parents, Subsidiaries or Affiliates (as such terms are defined below), (ii) consultants and advisors who perform services for the Company or any of the Company’s Parents, Subsidiaries or Affiliates, and (iii) non-employee members of the Board of Directors of the Company (the “Board”) or the Board of Directors of any of the Company’s Parents, Subsidiaries or Affiliates, with the opportunity to receive Grants (as defined below) of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, and other stock-based awards.  The Company believes that this Plan will encourage the participants in this Plan to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants in this Plan with those of the Company’s stockholders.

1.                                      Administration

(a)                                  Committee.  This Plan shall be administered and interpreted by a committee appointed by the Board (the “Committee”), which may consist of two or more persons who are outside directors as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and non-employee directors as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  However, the Board may ratify or approve any Grants as it deems appropriate.  The Committee may delegate any or all of its powers under this Plan to an individual or subcommittee, with respect to Grants to persons who are not executive officers of the Company.  To the extent that the Board or an individual or subcommittee administers this Plan, references in this Plan to the Committee shall be deemed to refer to the Board, individual, or subcommittee.

(b)                                 Committee Authority.  The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under this Plan, (ii) determine the type, size and terms of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, and (v) deal with any other matters arising under this Plan.

(c)                                  Committee Determinations.  The Committee shall have full power and authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of the Committee’s business as the Committee deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of this Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any Grants made hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.

2.                                      Grants

Grants under this Plan may consist of awards of incentive stock options as described in Section 5 hereof (“Incentive Stock Options”), nonqualified stock options as described in Section 5 hereof (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are hereinafter referred to collectively as “Options”), stock awards as described in Section 6 hereof (“Stock Awards”), stock appreciation rights as described in Section 7 hereof (“SARs”) and other stock-based awards as described in Section 8 hereof (all of the foregoing are herein referred to collectively as “Grants”).  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”).  The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular section of this Plan need not be uniform as among the grantees.

3.                                      Shares Subject to Plan

(a)                                  Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under this Plan is 250,000 shares, of which only 250,000 shares may be subject to Stock Awards or other stock-based awards.  The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any individual during any calendar year shall be 250,000 shares, subject to adjustment as described below.  The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company for purposes of this Plan.  If and to the extent Options or SARs granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any other Grants are forfeited, the shares subject to such Grants shall again be available for purposes of this Plan.

(b)                                 Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under this Plan, and the price per share or the applicable market value per share relative to the value of issuances pursuant to such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock or other issuances pursuant to such Grants to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Committee shall be final, binding and conclusive.

4.                                      Eligibility for Participation

(a)                                  Eligible Persons.  All employees of the Company or any of its Parents, Subsidiaries or Affiliates, including employees who are officers or members of the Board or the Board of Directors of any Parent, Subsidiary or Affiliate (“Employees”), and members of the Board, or the Board of Directors of any Parent, Subsidiary or Affiliate, who are not Employees (“Non-Employee Directors”) shall be eligible to participate in this Plan.  Consultants and advisors who perform services for the Company or any of its Parents, Subsidiaries or Affiliates (“Consultants”) shall be eligible to participate in this Plan if the Consultants render bona fide services to the Company or any of its Parents, Subsidiaries or Affiliates, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultants do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)                                 Selection of Grantees.  The Committee shall select the Employees, Non-Employee Directors and Consultants to receive Grants (“Grantees”) and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

(c)                                  Definitions.

(i)                                     The term “Parent” means any corporation (or partnership, joint venture, or other enterprise), other than the Company, in an unbroken chain ending with the Company, if each of the entities other than the last entity in the unbroken chain owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors of one or more of the other entities in the chain (or comparable equity participation and voting power).

(ii)                                  The term “Subsidiary means any corporation (or partnership, joint venture, or other enterprise), other than the Company, in an unbroken chain beginning with the Company, if each of the entities other than the last entity in the unbroken chain owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors of one or more of the other entities in the chain (or comparable equity participation and voting power).

(iii)                               The term “Affiliate” means any corporation (or partnership, joint venture, or other enterprise) of which the Company, a Parent or a Subsidiary owns or controls, directly or indirectly, 10% or more, but less than 50%, of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

5.                                      Granting of Options

(a)                                  Number of Shares.  The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Grantees.

(b)                                 Type of Option and Price.

(i)                                     The Committee may grant Incentive Stock Options that are intended to qualify as incentive stock options within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees of the Company or a parent or subsidiary corporation (as defined in sections 424(e) and 424(f), respectively, of the Code).  Nonqualified Stock Options may be granted to any Employee, Non-Employee Director or Consultant.

(ii)                                  The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee; provided, however, that (A) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value (as defined below) of a share of Company Stock on the date the Incentive Stock Option is granted, and (B) an Incentive Stock Option may not be granted to an Employee who, at the time of the Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (as defined in sections 424(e) and 424(f), respectively, of the Code), unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of the Grant.

(iii)                               The Fair Market Value per share of Company Stock shall mean (A) the average on the applicable date of the high and low prices of a share of Company Stock on the principal national securities exchange on which shares of Company Stock are then trading, or, if shares of Company Stock were not traded on such date, then on the next preceding date on which a trade occurred; or (B) if shares of Company Stock are not traded on a national securities exchange but are quoted on the National Association of Securities Dealers, Inc. Authorized Quotation System (“NASDAQ”) or a successor quotation system, the last reported sale price on such date as reported by NASDAQ or such successor quotation system; or (C) if shares of Company Stock are not traded on a national securities exchange and are not reported in NASDAQ or a successor quotation system, the closing bid (or average bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or (D) if shares of

Company Stock are not traded on a national securities exchange, are not reported in NASDAQ or a successor quotation system and are not otherwise publicly traded on such date, the fair market value of a share of Company Stock as established by the Board acting in good faith and taking into consideration all factors which it deems appropriate, including, without limitation, recent sale or offer prices for shares of Company Stock in private arm’s-length transactions.

(c)                                  Option Term.  The Committee shall determine the term of each Option. The term of an Option shall not exceed ten years from the date of the Grant (except as provided in Section 22(c) hereof.  An Incentive Stock Option that is granted to an Employee who at the time of the Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (as defined in sections 424(e) and 424(f), respectively, of the Code), may not have a term that exceeds five years from the date of the Grant.

(d)                                 Exercisability of Options.

(i)                                     Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan as may be determined by the Committee and specified in the Grant Instrument. Unless the Committee determines otherwise, no Option may become exercisable before the first anniversary of the date of the Grant (except as provided in Section 14(a) hereof). The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)                                  The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the Exercise Price, or such other restrictions as the Committee deems appropriate.

(e)                                  Termination of Employment Retirement, Disability or Death. Notwithstanding the following, in all cases (except as provided in Section 14(a) hereof), upon the termination of a Grantee’s employment or service with the Company for any reason any Option granted to such Grantee less than one year prior to the Grantee’s date of termination of employment or service with the Company shall terminate as of such date of termination, unless the Committee determines otherwise

(i)                                     In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee is notified of such termination of employment or service, unless the Committee determines otherwise.  In addition, notwithstanding any other provisions of this Section 5, and unless the Committee determines otherwise, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.  In addition to the foregoing, the Committee may impose such other conditions and restrictions as it deems appropriate in the event a Grantee engages in conduct that constitutes Cause.

(ii)                                  In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, or in the event the Grantee becomes Disabled within three months after the date on which the Grantee ceases to be employed by, or provide service to, the Company on account of a termination specified in Section 5(e)(iv) below (or within such other period of time as may be specified by the Committee), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee became Disabled (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. In the event the Grantee ceases to be employed by, or provide service to the Company because the Grantee is Disabled, and in the event rights to exercise any of Grantee’s Options accrue periodically, the Grantee shall have one year after the date on which the Grantee became Disabled (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of any such Option, within which to exercise each such Option to the extent of a pro rata portion of any additional rights as would have accrued thereunder had the Grantee not become Disabled prior to the end of the accrual period which next ends following the date the Grantee became Disabled, which proration shall be based upon the number of days of such accrual period prior to the date the Grantee became Disabled.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(iii)                               If the Grantee dies while employed by, or providing service to, the Company or within three months days after the date on which the Grantee ceases to be employed by, or provide service to, the Company on account of a termination specified in Section 5(e)(iv) below (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee dies (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee dies, and in the event rights to exercise any of Grantee’s Options accrue periodically, the Grantee shall have one year after the date on which the Grantee dies (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of any such Option, within which to exercise each such Option to the extent of a pro rata portion of any additional rights as would have accrued thereunder had the Grantee not died prior to the end of the accrual period which next ends following the date the Grantee died, which proration shall be based upon the number of days of such accrual period prior to the date the Grantee died.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to the Company shall terminate as of such date.

(iv)                              In the event that a Grantee ceases to be employed by or provide service to, the Company on account of a termination of the Grantee’s employment or service by the Company for any reason other than as specified in clauses (i), (ii) and (iii) of subsection (e) of this Section 5, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within such period of time as may be specified by the Committee, but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by or provide service to, the Company shall terminate as of such date.

(v)                                 For purposes of this Section 5(e) and Sections 6, 7, and 8:

(A)                              The term “Company” shall mean the Company and any of its Parents, Subsidiaries and Affiliates, except as otherwise determined by the Committee.

(B)                                The term “employed by, or provide service to, the Company” shall mean employment or service with the Company or any of its Parents, Subsidiaries or Affiliates, as described in Section 9 hereof.

(C)                                The term “Disability” shall mean a Grantee’s permanent and total disability within the meaning of section 22(e)(3) of the Code, or such other definition of Disability as the Committee shall determine.  The Committee shall make the determination both of whether a Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and the Grantee, in which case such procedure shall be used for such determination). If requested, the Grantee shall be examined by a physician selected or approved by the Committee, the cost of which examination shall be paid for by the Company.

(D)                               The term “Cause” shall mean, except to the extent specified otherwise by the Committee, (i) a material breach of an employment or service agreement between the Grantee and the Company by the Grantee, which results in material injury to the Company, if the breach has not been cured by the Grantee to the satisfaction of the Company within thirty (30) days after the Company provides the Grantee written notice of the breach, (ii) the Grantee’s conviction of a crime that involves a felony, theft, fraud, or moral turpitude, or (iii) any other conduct which in the reasonable judgment of the Company, materially and adversely affects the performance of the duties and responsibilities of the Grantee.  The determination of the Committee in any event as to the existence of Cause will be conclusive on the Grantee and the Company. Any definition in any agreement between the Grantee and the Company which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination shall supersede the definition of Cause set forth in this Plan with respect to such Grantee.

(f)                                    Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve.  The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 11 hereof) at the time of exercise.

(g)                                 Reload Options.  The Committee may provide in a Grant Instrument that if the Grantee uses shares of Company Stock to exercise an Option, and the Grantee is then in the employment or service of the Company and is eligible to receive Grants under this Plan, the Grantee will receive a Grant of additional Options to purchase a number of shares of Company Stock equal to the number of whole shares of Company Stock used to exercise the Option and, if the Grant Instrument so designates, the number of whole shares of Company Stock, if any, withheld in payment of any taxes.  Such additional Options shall be granted with an Exercise Price equal to the Fair Market Value of the Company Stock on the date of the Grant of such additional Options, or at such other Exercise Price as the Committee may establish, for a term not longer than the unexpired term of the exercised Option and on such other terms as the Committee shall determine.  A Grantee may only receive reload Options if the Grant Instrument specifically provides for such Options.

(h)                                 Dividend Equivalents.  The Committee may grant dividend equivalents in connection with Options granted under this Plan.  Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms as the Committee may establish.

(i)                                     Fair Market Value Limitation on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f), respectively, of the Code), exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

6.                                      Stock Awards

The Committee may issue or transfer shares of Company Stock to any Employee.  Non-Employee Director or Consultant under a Stock Award, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Stock Awards:

(a)                                  General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee.  The Committee may, but shall not be required to establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate.  The period of time during which the Stock Awards will remain subject to restrictions will, for purposes of this Section 6, be designated as the “Restriction Period”.

(b)                                 Number of Shares.  The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions, if any, applicable to such shares of Company Stock.

(c)                                  Requirement of Employment or Service.

(i)                                     If the Grantee ceases to be employed by or provide service to (as defined in Section 5(e) hereof), the Company on account of a termination for Cause by the Company, or if other specified conditions are not met, all shares of Company Stock covered by the Grant shall be immediately subject to repurchase by the Company, at the purchase price determined by the Committee, if any, and those shares of Company Stock must be returned to the Company immediately following the Company’s repurchase thereof.  In addition, notwithstanding any other provision of this Section 6, and unless the Committee determines otherwise, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service, all shares of Company Stock covered by the Grant shall be immediately subject to repurchase by the Company, at the purchase price determined by the Committee, if any, and those shares of Company Stock must be returned to the Company immediately following the Company’s repurchase thereof. The Committee may, however, provide for complete or partial exceptions to these requirements as it deems appropriate.

(ii)                                  If the Grantee ceases to be employed by, or provide service to (as defined in Section 5(e) hereof), the Company because the Grantee is Disabled, or if other specified conditions are not met, all shares of Company Stock covered by the Grant as to which the Company’s rights of repurchase with respect thereto have not lapsed shall be immediately subject to repurchase by the Company, at the purchase price determined by the Committee, if any, and those shares of Company Stock must be returned to the Company immediately following the Company’s repurchase thereof.  If the Grantee ceases to be employed by, or provide service to the Company because the Grantee is Disabled, or if other specified conditions are not met, and if the Company’s rights of repurchase with respect to the shares of Company Stock covered by the Grant lapse periodically, such rights of repurchase shall lapse to the extent of a pro rata portion of the shares of Company Stock subject to such Grant as would have lapsed had the Grantee not become Disabled prior to the end of the vesting period which next ends following the date the Grantee became Disabled, which proration shall be based upon the number of days of such vesting period prior to the date the Grantee became Disabled.  The Committee may, however, provide for complete or partial exceptions to these requirements as it deems appropriate.

(iii)                               If the Grantee dies while employed by, or providing service to (as defined in Section 5(e) hereof), the Company, or if other specified conditions are not met, all shares of Company Stock covered by the Grant as to which the Company’s rights of repurchase with respect thereto have not lapsed shall be immediately subject to repurchase by the Company, at the purchase price determined by the Committee, if any, and those shares of Company Stock must be returned to the Company immediately following the Company’s repurchase thereof.  If the Grantee ceases to be employed by or provide service to, the Company because the Grantee dies, or if other specified conditions are not met, and if the Company’s rights of repurchase with respect to the shares of Company Stock covered by the Grant lapse periodically, such rights of repurchase shall lapse to the extent of a pro rata portion of the shares of Company Stock subject to such.  Grant as would have lapsed had the Grantee not died prior to the end of the vesting period which next ends following the date the Grantee died, which proration shall be based upon the number of days of such vesting period prior to the date the Grantee died.  The Committee may, however, provide for complete or partial exceptions to these requirements as it deems appropriate.

(iv)          If the Grantee ceases to be employed by, or provide service to (as defined in Section 5(e) hereof), the Company for any reason other than as specified in clauses (i), (ii) and (iii) of subsection (c) of this Section 6, or if other specified conditions are not met, all shares of Company Stock covered by the Grant as to which the Company’s rights of repurchase with respect thereto have not lapsed shall be immediately subject to repurchase by the Company, at the purchase price determined by the Committee, if any, and those shares of Company Stock must be returned to the Company immediately following the Company’s repurchase thereof.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)           Restrictions on Transfer.  During any Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Company Stock issued or transferred pursuant to a Stock Award except to a Successor Grantee under Section 12(a) hereof.  The Committee may hold Stock Awards in escrow until all restrictions on such shares of Company Stock issued or transferred pursuant to such Stock Awards have lapsed.

(e)           Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise, during any Restriction Period, the Grantee shall have the right to vote shares of Company Stock issued or transferred pursuant to Stock Awards and to receive any dividends or other distributions paid on such shares of Company Stock, subject to any restrictions deemed appropriate by the Committee.

(f)            Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee.  The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

(g)           Stock Award Units.  The Committee may also grant Stock Awards that are expressed as units, or hypothetical shares, of Company Stock, on such terms as the Committee deems appropriate. These Stock Award units may be paid in cash or in shares of Company Stock, as the Committee determines.

7.                                      Stock Appreciation Rights

(a)           General Requirements.  The Committee may grant stock appreciation rights (“SARs”) to any Employee, Non-Employee Director or Consultant separately or in tandem with any Option (for all or a portion of the applicable Option).  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related

Option, an amount equal to or greater than the Fair Market Value of a share of Company Stock on the date of the Grant of the SAR.

(b)           Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of the SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)           Exercisability.  An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Grantee is employed by, or providing service to, the Company or during the applicable period after termination of employment or service as provided in Section 5(e) hereof.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)           Value of SARs.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof, as determined by the Committee.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a) of this Section 7, or such other amount as the Committee may determine.

(e)           Form of Payment.  The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.  If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

8.                                      Other Stock-Based Awards

The Committee may grant to any Employee, Non-Employee Director or Consultant other awards of Company Stock or awards that are valued in whole or in part by reference to, or are otherwise based on, Company Stock, with such terms and conditions as the Committee deems appropriate.

9.                                      Employment or Service With the Company

For purposes of this Plan, employment or service with the Company shall mean employment or service as an Employee or Consultant of the Company or any Parent, Subsidiary or Affiliate, or service as a member of the Board or the Board of Directors of any Parent. Subsidiary or Affiliate, unless the Committee determines otherwise.  For purposes of exercising Options and SARs and satisfying conditions with respect to other Grants, a transfer of a Grantee between the Company and any Parent, Subsidiary or Affiliate shall not be considered a termination of employment or service, unless the Committee determines otherwise. Without limiting the foregoing, the Committee shall have the right at any time to determine that a Grantee’s transfer of employment or service to an Affiliate will not be considered continued employment or service with the Company for purposes of a particular Grant under this Plan.  For purposes of exercising Options and SARs and satisfying conditions with respect to other Grants, a Grantee’s absence from employment or service with the Company due to any disability other than a Disability or due to any leave of absence for any purpose shall not, during the period of any such absence, be considered, by virtue of such absence alone, a termination of employment or service, except as may otherwise be expressly provided by the Committee or any agreement between the Grantee and the Company.

10.                               Deferrals

The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares of Company Stock that would otherwise be due to such Grantee in connection with any Grant. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

11.                               Withholding of Taxes

(a)           Required Withholding.  All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants.  In the case of Options, Stock Awards and other Grants paid in Company Stock, the Company may require that the Grantee, or other person receiving or exercising Grants, pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid to the Grantee the amount of any withholding taxes due with respect to such Grants.

(b)           Election to Withhold Shares of Company Stock.  If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to Grants paid in Company Stock by having shares of Company Stock withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

12.                               Limitations on Transferability of Grants

(a)           Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (the “Successor Grantee”) may exercise such rights.  A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)           Certain Transfers of Nonqualified Stock Options.  Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine, provided that the Grantee receives no consideration for the transfer of such Nonqualified Stock Options and such transferred Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Options immediately before the transfer thereof.

13.                               Change in Control of the Company

A “Change in Control” shall mean:

(a)           The acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act, of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 33% or more of either (i) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall not constitute a Change in Control:  (A) any acquisition by the Company; (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Section 13 shall be satisfied; and provided further that, for purposes of clause (A), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 33% or more of the Outstanding Company Common Stock or 33% or more of the Outstanding

Company Voting Securities by reason of any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(b)           Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least three-quarters of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A (or any successor provision) promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

(c)           Approval by the stockholders of the Company of a reorganization, merger or consolidation involving the Company unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of the then outstanding shares of common stock of such corporation or 33% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

(d)           (i) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the then outstanding shares of common stock thereof and more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of the then outstanding shares of common stock thereof or 33% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition (or were approved directly or indirectly by the Incumbent Board).

14.                               Consequences of a Change in Control

(a)           Notice and Acceleration.  To the extent that the Committee has not chosen inconsistent alternatives pursuant to the immediately following subsection (b), then, upon a Change in Control, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change in Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Stock Awards or other stock-based awards shall immediately lapse.

(b)           Other Alternatives.  Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that there will be no automatic acceleration under the immediately preceding subsection (a) and that outstanding Options and SARs that were exercisable immediately prior to the Change in Control and that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and that other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (iii) determine that there will be no automatic acceleration under the immediately preceding subsection (a) and, after giving Grantees an opportunity to exercise their outstanding Options and SARs which were exercisable immediately prior to the Change in Control, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iv) determine that Grantees shall receive a payment in settlement of Stock Awards and other stock-based awards, in such amount and form as may be determined by the Committee.  Such surrender, termination or settlement shall take place as of the date of the Change in Control or such other date as the Committee may specify.

15.                               Requirements for Issuance or Transfer of Shares of Company Stock

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws. regulations and interpretations, including any requirement that a legend be placed thereon.

16.                               Amendment and Termination of this Plan

(a)           Amendment.  The Board or its delegate may amend or terminate this Plan at any time; provided, however, that the Board or its delegate shall not amend this Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws, rules or regulations, or to comply with applicable stock exchange requirements.

(b)           Termination of this Plan.  This Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c)           Termination and Amendment of Outstanding Grants.  A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 22(b) hereof or otherwise as specifically permitted by this Plan or a Grant Instrument.  The termination of this Plan shall not impair the power and authority of the

Committee with respect to an outstanding Grant.  Whether or not this Plan has terminated, an outstanding Grant may be terminated or amended under Section 22(b) hereof or may be amended by agreement of the Company and the Grantee consistent with this Plan.

(d)           Governing Document.  This Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner.  This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

17.                               Funding of this Plan

This Plan shall be unfunded.  The Company shall not be required establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.  In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

18.                               Rights of Participants

Nothing in this Plan shall entitle any Employee. Consultant, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any Parent, Subsidiary or Affiliate, or any other employment rights.

19.                               No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20.                               Headings

Section headings used herein are for reference only.  In the event of a conflict between a title and the content of a section, the content of the section shall control.

21.                               Effective Date of this Plan.

Subject to approval by the Company’s stockholders, this Plan shall be effective on the date approved by the Board.

22.                               Miscellaneous

(a)           Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, film or association, including Grants to employees thereof who become Employees of the Company or any Parent, Subsidiary or Affiliate, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any Parent, Subsidiary or Affiliate in substitution for a stock option or stock award grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

(b)           Compliance with Laws.  This Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 (or any successor provision) of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 (or any successor provision) under the Exchange Act.  In addition, it is the intent of the Company that this Plan and applicable Grants under this Plan comply with the applicable provisions of sections 162(m) and 422 (or any successor provisions) of the Code.  To the extent that any legal requirement of section 16 (or any successor provision) of the Exchange Act or section 162(m) or 422 (or any successor provisions) of the Code as set forth in this Plan ceases to be required under section 16 (or any successor provision) of the Exchange Act or section 162(m) or 422 (or any successor provisions) of the Code, as applicable, that Plan provision shall cease to apply.  The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees.  The Committee may, in its sole discretion, agree to limit its authority under this section.

(c)           Employees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions different from those specified in this Plan (including, without limitation, granting Options with a term longer than ten years if appropriate to assure favorable tax treatment) as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan, and, in furtherance of such purposes, the Committee may make such modifications and amendments, and establish such procedures and subplans, as may be necessary or advisable to comply with provisions of laws in other countries in which the Company or any Parent, Subsidiary or Affiliate operates or has employees; provided,  however, that, except as described above any such modification, amendment, procedure or subplan shall not be inconsistent with the terms of this Plan.

(d)           Governing Law.  The validity, construction, interpretation and effect of this Plan and any Grant Instruments issued under this Plan shall be governed and construed by, and determined in accordance with, the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.